Exhibit 10.3


                                MUSICGIANTS, INC.
                            VIDEO LICENSING AGREEMENT
                 ______________________________________________

     THIS VIDEO LICENSING AGREEMENT (this "AGREEMENT"), dated as of July 20, 2006 (the "EFFECTIVE DATE"), between NuTech Digital, Inc., a California corporation, NuTech Digital, Inc. P.O. Box 260678 Encino, California 91426-0678 ("NUTECH" or "PROVIDER") and MusicGiants, Inc., a Nevada corporation, with a principal place of business at 926 Incline Way, Suite 250, Incline Village, NV 89451 ("MUSICGIANTS" or "COMPANY") sets forth the rights, obligations, terms and conditions for the sale and delivery of Provider's video content by the Company to the Company's end-users, dealers, and affiliates.

                                    RECITALS

     A.     THE COMPANY'S AUDIO & VIDEO DISTRIBUTION NETWORK.  The Company sells
            ------------------------------------------------
audio and video content through its dealer base and through its online stores. The Company's dealer base is comprised primarily of custom electronic design and installation professionals. The Company's online stores include its browser based store located at www.musicgiants.com, its online stores embedded in
                       -------------------
Microsoft's Windows Media Player 10 and 11, its store built into Microsoft's XP Media Center Edition computer operating system, its online stores built into numerous consumer electronics and computer manufacturer's audio and video equipment ("MG MEDIASTORE"), and the online stores that the Company develops in the future. All of the Company's distribution methods shall collectively be hereinafter referred to as the "NETWORK".

     B.     PROVIDER'S SUPPLY OF VIDEO FOR DISTRIBUTION THROUGH THE NETWORK.
            ---------------------------------------------------------------
Provider will supply the video content described in EXHIBIT A (hereinafter
                                                    ---------
collectively referred to as the "TITLES", and individually as a "TITLE"), in accordance with the terms below, for download (or preloading) and distribution through the Network.

                                   DEFINITIONS
1.   DEFINITIONS.
     -----------

     (a)  "CLIP"  means  an  up  to thirty (30) second sample of a Title that is
           ----
offered  for  sale  hereunder.

     (b)  "TITLE"  means  the  master  audio  and  video recordings described on
           -----
Exhibit  A  hereto.

     (c)  "END  USER" means a purchaser of a Title from Company via the Network.
           ---------

     (d)  "FORMATTED  FILE"  means  a  file  containing all elements (except for
           ---------------
digital rights management protection) required to create a Title that is formatted and delivered in the manner set forth on Exhibit B hereto, or as the
                                                     ---------
parties  may  otherwise  agree.

     (e)  "NETWORK"  means  the  Company's  browser  based  store  located  at
           -------
www.musicgiants.com,  its  online  stores  embedded in Microsoft's Windows Media
-------------------
Player 10 and 11, its store built into Microsoft's XP Media Center Edition computer operating system, its online stores built into numerous consumer electronics and computer manufacturer's audio and video equipment ("MG MEDIASTORE"), and any other online stores that the Company develops in the future.

     (f)  "OTHER  MATERIALS"  means  Clips, artwork, graphic images (e.g., cover
           ----------------
artwork), artists' names, and other information or materials relating to a Title that are provided by or on behalf of NUTECH for Company's use in accordance with the terms and conditions hereunder.

     (g)  "PERSONAL COMPUTER" means a traditional personal computer designed for
           -----------------
an individual user (i.e. a laptop or desktop computer) including Microsoft Windows-based media servers and other non-Windows based media capable devices that comply with the Security Solution requirements.

     (h)  "SECURITY  SOLUTION"  means  the digital rights management and content
           ------------------
protection  system  for  Titles, as  described on Exhibit C hereto (which may be
                                                  ---------
modified  pursuant  to  the  parties'  agreement).

     (i)  "TERRITORY"  means the World; provided, however that in the event that
           ---------
NuTech does not control the exploitation rights to a particular Title for the World as identified by NuTech to Company, then the Territory with respect to such Title shall be limited to the geographic region(s) so identified by NuTech.

     (j)  "COMPANY'S  SERVERS"  means  computer  servers  that  at all times are
           ------------------
covered by agreements between Company and specified third parties that are approved by NuTech in writing. NuTech hereby approves VitalStream, Inc., and RedSwoosh, Inc.

                                    AGREEMENT

2.   COMPANY'S RIGHTS AND APPOINTMENT.
     --------------------------------

     (a) Subject to all the terms and conditions herein, Provider hereby appoints Company as a non-exclusive reseller of Titles to End Users located in the Territory via the Network, and authorizes Company on a non-exclusive, non-assignable, non-transferable basis in the Territory to:

          (i) convert the Titles into a format for sale and delivery, and allow End Users to purchase and then digitally download Titles to Personal Computers, or other pre-approved devices;

          (ii) offer Clips delivered by Company to End Users, on a promotional basis on the Network, by streaming such Clips to End Users from the Network;

          (iii) display Other Materials to promote sales of Titles (a) on the Network or (b) in other promotional communications to End Users who have consented to such receipt, in each case, in at least the same size and prominence as all other similar content in each such location or communication;

          (iv) allow End Users to download from the Network front-cover box artwork relating to the Title for display on the End User's Personal Computer when the Title is played, subject to any restrictions or limitations that NuTech provides Company in writing; and

          (v) sell Titles as: (a) individual sound and video recordings on a stand alone basis (unless otherwise instructed by NuTech) or
               (b) a combination of sound and video recordings which is identical in content, sequence and all other respects to a "Video" (as such term is commonly understood in the industry) then-currently being made commercially available by NuTech in physical form.

     (b) NuTech hereby grants to the Company a worldwide license to use, publish, reproduce, broadcast, exhibit and display NuTech's name, trademarks, service marks, trade names and names of the Titles and excerpts of the Titles for use in marketing and promoting the Network, the Company's relationship with NuTech created hereunder, and the Titles.

     (c) Other than technical formatting changes for Titles that are reasonably necessary for successful creation of an authorized Title or Clip, Company will not edit, change or alter in any way any of the Titles or Other Materials without NuTech's prior written consent.

     (d) Without NuTech's prior written consent, Company may not take any action, directly or indirectly, so as to imply an artist or NuTech endorsement or artist or NuTech's commercial tie-in of any product or service, including without limitation, the Network. Company shall comply with any usage guidelines pertaining to the Titles or Other Materials that are provided to Company by or on  behalf  of  NuTech  from  time  to  time, including without limitation those guidelines  on  Exhibit C  hereto.
                --------

     (e) All rights not expressly granted to Company are expressly reserved to NuTech. For the avoidance of doubt, NuTech is not restricted from sales (either its own or via third parties) of Titles in the Territory by any means, medium or method including, but not limited to those which may be deemed competitive with Company.

     (f) The Network shall not contain, and shall not frame, link to or otherwise endorse any website that contains content or engages in activities that (i) is or are unlawful, harmful, threatening, defamatory, obscene, harassing or discriminatory; (ii) violate(s) or infringe(s) the rights of any third party (including intellectual property, name and likeness and privacy/publicity rights); (iii) depict(s) sexually explicit images, (iv) promote(s) violence, discrimination, illegal activities, or alcohol or tobacco products; and (v) is or are objectionable to NuTech based upon reasonable grounds that NuTech may notify Company from time to time.

3.   NUTECH'S RIGHTS AND OBLIGATIONS.

     (a) NuTech shall use commercially reasonable efforts to deliver Titles to Company in a timely manner. NuTech shall provide Titles, Other Materials and any copyright notices in the manner set forth on Exhibit B hereto, or as the parties
                                             ---------
may otherwise agree. NuTech's content shall be encoded in a virtually uncompressed format mutually agreed upon by the parties. NuTech hereby approves Company's use of the Windows Media lossless audio codec and the Windows Media Video-HD codec. NuTech shall deliver box art to Company in at least 800 x 800 by 300 dpi. NuTech shall deliver Titles to Company in DVD data form.

     (b) NuTech may terminate Company's rights to use any Titles and/or all associated Other Material at any time by notifying Company in writing. Company shall cease to offer such materials on a prospective basis within two (2) days following receipt of notice.

     (c) As between NuTech and Company, NuTech shall be responsible for paying all (i) royalties to artists and other persons resulting from Company's sales of Titles hereunder, (ii) mechanical royalties payable solely in respect of the reproduction of the musical compositions embodied in the Titles sold within the Territory hereunder, and (iii) synchronization or public performance licenses with respect to the underlying musical composition, and, (iv) payments that may be required hereunder pursuant to American Federation of Musicians (AFM) and/or American Federation of Television and Radio Artists (AFTRA) collective bargaining agreements applicable to NuTech.

     (d) Each party will designate a single contact person to address all technical, marketing or other business issues (other than accounting as contemplated by Exhibit C hereto) relating to this Agreement.
                  ----------

4.   MUSICGIANTS' OBLIGATIONS.
     -------------------------

     (a) Company will comply with all applicable laws, statutes, rules, regulations, policies and reputable industry practice ("LAWS") in its
                                                             ------
performance of its obligations and exercise of its rights under this Agreement and the operation of its business relating thereto. Company shall require all End Users, prior to delivery of any Title or Other Materials hereunder, to agree to "Terms of Use" that (i) govern how their (x) Personal Computer may transmit a Title to a portable device or (y) Personal Computer or portable device may play a Title, (ii) require End Users to comply with all applicable Laws in their use of the Title and to protect NuTech's rights therein, and (iii) state that End Users are not granted any commercial, sale, resale, reproduction, distribution or promotional use rights for the Title, including any rights for uses that require a synchronization or public performance license with respect to the underlying musical composition. Company shall provide NuTech with its End User "Terms of Use" agreement upon request and shall allow NuTech to revise provisions pertaining to NuTech's rights and interests. Company shall, on a regular basis, monitor End User activity to ensure compliance with such "Terms of Use."

     (b) Except as expressly assumed by NuTech hereunder, Company shall pay all costs relating to the exercise of its rights under this Agreement, including without limitation: (i) all promotional activities (including the creation, display and use of Clips); (ii) all activities after Company receives any NuTech Content, including hosting, and serving Titles; and (iii) application of the Security Solution to the NuTech Titles.

     (c) Company shall collect, bear and pay any and all taxes, duties and customs of any kind, however designated, levied or based in any way anywhere in the Territory upon the sale or resale of any products or services by Company, including, for the avoidance of doubt and without limitation, all sales, use, excise, purchase, value added or similar taxes (other than income taxes payable by NuTech on monies earned by NuTech hereunder). Company shall execute any documents NuTech may deem necessary or desirable to evidence Company's liability for such taxes. If any claim is made against NuTech for such taxes, Company shall promptly remit to NuTech such sums together with any penalties and interest assessed.

     (d) Company shall not release any Titles to any End User prior to the release date designated by NuTech.

5.   FINANCIAL  TERMS.
     -----------------

     (a)  Provider's  Compensation.  For  each  successful  download  of a Title
          ------------------------
purchased  by  a Network customer ("Successful Purchase"), MusicGiants shall pay
                                    -------------------
NuTech the wholesale price set by NuTech in its sole discretion for such Title, which such price may be modified by NuTech in its sole discretion at any time, by sending an email to MusicGiants at John@musicgiants.com, or a written notice
                                       --------------------
to: John Williams, President, MusicGiants, Inc., 926 Incline Way, Suite 250, Incline Village, Nevada 89451 (or any later address provided by Company pursuant to the notice provisions herein. The wholesale price modification shall take effect fourteen days from the date such notice is received by Company.

     (b) The current wholesale price shall be $1.49 for individual tracks and $9.99 for complete DVDs.

     (c) MusicGiants shall establish the retail price points of Titles in its sole discretion. For the avoidance of doubt, subject to the right of NuTech to determine wholesale pricing, Company is free to advertise, promote, and offer for sale any Title hereunder at any retail price it determines.

     (d) Within ten (10) days after each calendar month after the Effective Date, Company will furnish to NuTech, together with the related payments, statements showing: (i) the total number of Successful Purchases in the applicable month and year-to-date, identified by each individual Title, including by using a code or other designation assigned by NuTech (e.g., ISRC or UPC) and the retail and wholesale price thereof, and (ii) any additional information that NuTech requires to fulfill any third-party reporting or auditing obligations.

     All payments in Section 5 shall be in U.S. dollars and made by check, wire or ACH. Payments made by check can be sent via regular mail to NuTech Digital, Inc. P.O. Box 260678 Encino, California 91426-0678 Payments made via wire or ACH should be sent to :
     NuTech Digital, Inc.
     US Bank
     15910 Ventura Boulevard
     Encino, California  91436
     818/817-7229
     818/789-3041
     ABA Number:XXXXXXXXX
     Account Number:XXXXXXXXXXXX

     (e) Any past due amounts will bear interest daily until paid at a rate of interest equal to the lesser of (i) the prime rate as published in The Wall Street Journal on the payment due date plus two (2) percent or (ii) the maximum rate of interest allowed by applicable law.

     (f) Company will maintain and preserve in its principal place of business, during the Term and for at least one (1) year thereafter, complete and accurate records relating to its obligations hereunder. NuTech may select an independent firm to audit such records once a year (or more often, if justified under the circumstances) during reasonable business hours and upon reasonable notice. NuTech shall pay the cost of such audit, unless it reveals an underpayment of 10% or more of any payment obligations, in which case Company shall, without limitation of other rights and remedies, promptly pay such underpayment, together with specified interest thereon, and reimburse NuTech for all reasonable costs of the audit, including without limitation, accountants' fees and attorneys' fees.

6.   INTELLECTUAL PROPERTY RIGHTS.
     ----------------------------

     The parties acknowledge and agree that any proprietary property, including any copyrights, trademarks, service marks, patents or other intellectual property, that has been or will be provided by either party to the other party shall remain the sole and exclusive property of the providing party. Each of the parties will take such action (including signature and assistance in preparation of documents or the giving of testimony) as may be requested by the providing party to confirm such providing party's intellectual property rights and ownership of any intellectual property.

7.   DISCLAIMERS.
     -----------

     NuTech acknowledges and agrees that as with any on-line interaction and electronic communication, there is an inherent risk involved in transmitting any information by means of the Internet. The Company does not and cannot guarantee that its system is free from hackers or viruses or that content provided by providers to the Network will not be stolen or otherwise surreptitiously obtained. Except for claims, damages, losses or expenses arising out of or resulting from the Company's gross negligence in complying with the terms, conditions, procedures or specifications of DRM or such other security technology selected and implemented by the Company or from the Company's breach of this Agreement, the Company specifically disclaims, and is not responsible or liable for (A) any claims, damages, losses or expenses arising out of or resulting from any conversion, piracy, infections or contamination ofNuTech's

Titles; (B) any claims, damages, losses or expenses arising out of or resulting from delays, inaccuracies, errors, or omissions in theNetwork or with respect to any Titles contained on the Network; (C) any claims, damages, losses or expenses arising out of or resulting from any claim brought by a third party of infringement of any intellectual property right of any kind or nature.

8.   PROVIDER WARRANTY AND INDEMNIFICATION.
     --------------------------------------

     NuTech represents and warrants thatNuTech has all necessary right, title and interest in and to, or alternatively, has the right to license, distribute, and sublicense, any Titles that NuTech supplies to the Network, the Company or the Network's customers.NuTech represents, warrants and covenants that any metadata provided by NuTech for the Titles will be complete and accurate and will conform to all of the Company's parameters for metadata and Content Specifications. NuTech agrees to hold harmless the Company for any claims, damages, losses or expenses (including reasonable attorneys fees) arising out of or resulting from NuTech's breach of this Section. In addition, NuTech agrees to hold harmless the Company for any claims, damages, losses or expenses arising out of or resulting from Titles supplied by NuTech to the Company, the Network or the Network's customers, or any inaccuracy, misstatement, controversy, violation of law, or governmental investigation related to Titles supplied by NuTech to the Company, the Network or the Network's customers.

9.   REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     Each party represents and warrants that it has the right, power and authority to enter into this Agreement and to fully perform its obligations hereunder.

10.   INDEMNIFICATION.
      ---------------

     (a) NUTECH will defend at its expense, indemnify, and hold harmless Company and its affiliates and their respective directors, officers, employees, agents and representatives ("Related Parties") from any loss, liability, damage,
                             ---------------
award, settlement, judgment, fee, cost or expense (including reasonable attorneys' fees and costs of suit) ("Losses") arising out of or relating to any
                                     ------
third-party  claim,  allegation,  action,  demand, proceeding or suit ("Action")
                                                                    ------
against any of them that arises out of or relates to (i) any breach by NuTech of this Agreement or its warranties, representations, covenants and undertakings hereunder; or (ii) any claim that Company's use of the Titles or Other Materials as explicitly authorized by this Agreement infringes the intellectual property rights of a third party.

     (b) Company will defend at its expense, indemnify and hold harmless NuTech and its affiliates and their respective Related Parties from any Losses arising out of or relating to any third-party Action against any of them that arises out of or relates to (i) any breach by Company of this Agreement or its warranties, representations, covenants and undertakings hereunder; (ii) Company's operation of its business, including, but not limited to that such operations shall not violate or infringe upon the intellectual property rights of a third party; or
(iii) any claim that Company's use of the Title or Other Materials, other than as explicitly authorized by this Agreement, infringes the intellectual property rights of a third party.

     (c) The indemnified party will promptly notify the indemnifying party in writing of any indemnifiable claim and promptly tender its defense to the indemnifying party. Any delay in such notice will not relieve the indemnifying party from its obligations to the extent it is not prejudiced thereby. The indemnified party will cooperate with the indemnifying party at the indemnifying party's expense. The indemnifying party may not settle any indemnified claim in a manner that adversely affects the indemnified party without its consent (which shall not be unreasonably withheld or delayed). The indemnified party may participate in its defense with counsel of its own choice at its own expense.

     (d) Except with respect to Sections 9 and 10, neither party will be liable to the other party for special, indirect, consequential, exemplary, punitive or incidental damages (including lost profits or goodwill, business interruption and the like) relating to this Agreement, even if it has been advised of the possibility of such damages. in no event will Nutech's total liability for a dispute relating to this Agreement exceed the wholesale proceeds paid or payable to Nutech by Company under this Agreement, other than claims brought by third parties for alleged infringement.

11.   TERM AND TERMINATION.  The  term  of  this  Agreement  will  begin  on the
      -------------------
Effective  Date  and will  end on  the  third anniversary thereof ("Term"). This
Agreement will automatically renew on each anniversary date of the Effective Date unless previously terminated in accordance with this Section.

     (a) NuTech may terminate this Agreement, effective upon written notice to Company, if Company (i) fails to comply with the payment obligations and fails to cure same within ten (10) days after written notice.

     (b) Each party may terminate this Agreement, effective upon written notice to the other party, if the other party: (i) materially breaches any of the provisions of this Agreement and fails to cure same within thirty (30) days after written notice; or (ii) is unable to pay its debts when due, makes any assignment for the benefit of creditors, files any petition under the bankruptcy or insolvency laws, has a receiver or trustee to be appointed for its business or property not removed within 60 days, or is adjudicated bankrupt or insolvent.

     (c) Upon any expiration or termination of this Agreement, (i) Company shall immediately cease using, distributing, reproducing, transmitting, displaying, selling or offering to sell Titles and hosting, displaying or using Other Materials and shall, at NuTech's option, promptly destroy or return all materials pertaining to Titles or Other Materials, including all copies thereof, that are in Company's possession or subject to its control.

     (d) The Company may terminate this Agreement immediately upon the Company's determination that the Titles or Provider may expose the Company to liability or may devalue the goodwill or reputation of the Company or the Company's other content providers. In addition, the Company reserves the right to immediately withdraw any Title from promotion, download or distribution for any reason in its absolute discretion or to impose limitations related to the same.

     (e) Sections 9 and 10 shall survive the termination of this Agreement and remain in force.

12.   ENTIRE AGREEMENT.  The foregoing, including, without limitation, the terms
      ----------------
defined for purposes of the Agreement in the recitals to this Agreement, along with all written and mutually executed attachments, exhibits and appendixes, and any confidentiality agreement entered into between the parties, constitutes the entire agreement between the parties on the subject matters hereof and thereof, and all oral or other written communications that have taken place between the parties on this subject are superseded and replaced by the terms stated herein. This Agreement may only be modified, amended, added to or deleted from by a writing signed by both parties hereto.

13.   LIMITATION OF LIABILITY AND REMEDIES.
      ------------------------------------

     (a) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL THE COMPANY OR ITS SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS OR FOR BUSINESS INTERRUPTION) ARISING OUT OF OR IN ANY WAY RELATED TO THE COMPANY'S PERFORMANCE HEREUNDER, EVEN IF THE COMPANY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14.   CONFIDENTIALITY AND SECURITY.
      -----------------------------

     (a) Company shall use reasonable best efforts to prevent any unauthorized copying of the NuTech Titles, and Other Materials, including without limitation, by implementation of the Security Solution. If Company becomes aware of any infringement or misuse of Titles or Other Materials, it shall promptly notify NuTech and fully cooperate with NuTech to remedy same, at Company's expense. An End User may only download Titles when such End User is logged onto his or her account, using a unique user name and password. Company agrees that any digital computer file copy of Titles or Other Materials shall (i) reside only on a network server, workstation or equivalent device owned or controlled by Company and (ii) be encrypted. Company shall restrict access to all physical or tangible copies of Titles or Other Materials solely to essential personnel who are informed of and accept the terms of this Agreement and shall store such items or any hardware or media embodying them in a secure location. If any security breaches occur in connection with this Agreement, the parties shall promptly consult with each other and all applicable third parties and shall cooperate in all appropriate remedial actions. If a security breach that is system-wide, material or otherwise adverse to NuTech occurs, NuTech may suspend Company's rights under Section 2(a) until cure is affected.

     (b)  Each  party  shall  not  disclose  any  non-public,  confidential  or proprietary information of the other party (including the terms of this Agreement and any confidential information concerning the other party's business, finances, plans, customers, technology and products) that it learns in connection with this Agreement ("Confidential Information") to anyone other than
                                 ------------------------
its employees (or professional advisors bound by confidentiality obligations) who need to know same to perform hereunder or as may be necessary to support third party royalty or audit obligations. Neither party shall use the other party's Confidential Information, except as required to perform hereunder. Confidential Information shall not include any information which (i) is or becomes publicly known other than from a breach of this Agreement, (ii) is independently developed or obtained by the receiving party from another legitimate source; or (iii) is required to be disclosed by law, regulation, court order, legal process, or rules of any nationally recognized stock exchange, provided that the receiving party shall promptly inform the disclosing party of any such requirement and cooperate with any attempt to procure a protective order or similar treatment. Neither party shall make or issue any public statement or press release regarding this Agreement or its subject matter without the prior written approval of the other party.

15.   MISCELLANEOUS.
      -------------

     (a) ASSIGNMENT. MusicGiants may not assign, sublicense, pledge, mortgage or
         ----------
otherwise encumber this Agreement (or as applicable, the Titles or Other Materials), in whole or in part, without the prior written consent of NuTech in its sole discretion. For the avoidance of doubt, a merger, change of control, reorganization or stock sale of Company shall not be deemed an "assignment" requiring such consent, so long as Company is the surviving entity.

     (b) SEVERABILITY. If any provision of this Agreement is found to be invalid
         ------------
or limited in its force, it will be enforced to the maximum extent of the law and the remainder of the Agreement will continue in force.

     (c)  WAIVER.  No  waiver  of  any  term of this Agreement will be effective
          ------
unless executed in writing by the party charged therewith or will excuse the performance of any acts other than those specifically referred to therein.

     (d)  CONFLICT  OF PROVISIONS. If a conflict exists between the body of this
          -----------------------
Agreement and any schedule, exhibit, or attachment, the body of the Agreement will prevail.

     (e)  PERSONAL JURISDICTION, VENUE AND CHOICE OF LAW. THIS AGREEMENT WILL BE
          ----------------------------------------------
DEEMED TO HAVE BEEN MADE IN LOS ANGELES, CALIFORNIA, REGARDLESS OF THE ORDER IN WHICH THE SIGNATURES OF THE PARTIES WILL BE AFFIXED HERETO. THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. EACH OF THE PARTIES AGREES THAT ANY AND ALL ACTIONS AND PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY FROM THIS AGREEMENT, SUBJECT TO
SECTION 10(H) HEREOF, WILL BE LITIGATED IN COURTS HAVING SITUS IN LOS ANGELES, CALIFORNIA. EACH OF THE PARTIES CONSENTS TO THE JURISDICTION OF AND AGREES THAT VENUE IS EXCLUSIVELY PLACED IN ANY STATE COURT LOCATED WITHIN SAN FRANCISCO, CALIFORNIA.

     (f)  AUTHORIZED  REPRESENTATIVE.  This  Agreement  and  any other document,
          --------------------------
agreement, instrument or amendment hereto or thereto is not valid or in effect unless executed by an authorized officer of the Company and NuTech.

     (g)  INDEPENDENT  CONTRACTORS.  NuTech  and  Company  are  independent
          ------------------------
contractors, and shall not be deemed partners, franchisees, agents or joint venturers of each other. Neither party will have any right or authority to obligate or bind the other party in any manner whatsoever.

     (h)  NO  THIRD-PARTY  BENEFICIARIES. Nothing in this Agreement shall confer
          ------------------------------
upon any person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and no person (including End Users) shall be deemed a third party beneficiary under or by reason of this Agreement.

     (i)  COUNTERPARTS.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original and both of which together shall constitute one and the same document.

     (j)  REMEDIES.  The  rights and remedies of the parties provided under this
          --------
Agreement are cumulative and in addition to any other rights and remedies of the parties at law or equity.

     (k)  HEADINGS.  The  titles used in this Agreement are for convenience only
          --------
and  are  not  to  be  considered  in  construing or interpreting the Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective offices thereunto duly authorized.

MUSICGIANTS, INC.:                        NUTECH DIGITAL, INC.:
/s/ John Williams                         /s/ Lee Kasper
-----------------------------             ------------------------------
Authorized Signature                      Authorized Signature
John Williams                             Lee Kasper
-----------------------------             ------------------------------
Printed Name                              Printed Name
President                                 President
-----------------------------             ------------------------------
Title                                     Title
August 24, 2006                           August 24, 2006
-----------------------------             ------------------------------
Date                                      Date

                                    EXHIBIT A
                                    ---------

                                     TITLES
                                     ------

Classical
---------

1     Beethoven Brahms
2     Chopin Beethoven
3     Classic Hour at Emerald Hall
4     Dubussy Spohr Dvorak
5     Faure Franck Bizet Saint-Seens
6     Haydn Rossini Mozart
7     Highlights of Vienna Symphonies Vol. 1
8     Highlights of Vienna Symphonies Vol. 2
9     Highlights of Vienna Symphonies Vol. 3
10    Hilard Ensemble-di Lasso & Ockeghem
11    Johann Strauss
12    Lebrun Mozart
13    Marilyn Horne signs Famous Arias
14    Mozart Schubert
15    Schumann Chopin Schubert
16    Zoltan Kocsis
17    Zubin Mehta meets Mitsuko Uchida

Ballet
------

1     Tchaikovsky-Swan Lake

Other
-----

1.    D12 Live in Chicago (P/A)
2     Fat Joe-Live in Anaheim
3     Old Dirty Bastard
4     RZA
5     Who Wanna Battle?
6     Sailboat Voyage
7     Macy Gray (Broadcast Version)
8     Macy Gray (P/A)
9     Kool & The Gang (2 Disc DVD)
10    Gaelic Storm-Live in Chicago

                                    EXHIBIT B
                                    ---------

                     CONTENT SPECIFICATIONS AND INSTRUCTIONS
                     ---------------------------------------

CONTENT SPECIFICATIONS AND INSTRUCTIONS
---------------------------------------

Recommended Settings for Encoding (To be updated from time to time):

       Resolution                  1080p

       Video bit rate              VBR

       Audio bit rate              VBR Stereo/Multichannel

       Combined bit rate           5000 to 20000 kbps

       Video Format                Windows Media 10 HD

       Audio Format                Windows Media Audio lossless

       Frame Rate                  24 or 30 fps depending on the source material

       Key Frame Interval          1 Key Frame per 10 seconds


Acceptable Settings:
- Windows Media 8 or Windows Media 9
- Constant Bit Rate or Variable Bit Rate

METADATA PARAMETERS
-------------------

       Content Provider Name:       __________

       Preview Available:           (Yes/No)

       Availability Start           (date/time)

       Availability End             (date/time)


Content Info
------------

       Title                        __________

       Rating                      (Rating System)

       Genre(s)                     __________

       Language                     __________

       Date of first release        __________

       Actors                      (If applicable)

       Director                    (If applicable)

       Description                  __________

       Key Words                    __________

       Related Content ID(s)        __________


Content Identity
----------------

       Content ID                   __________

       Group ID                     __________

       Group Name                   __________

       Group Order                  __________

       Content Provider Name        __________


Preview Availability
--------------------

       Preview Available            __________

       Preview ID                   __________

Artwork
-------

       Large Graphic ID             __________

       Small Graphic ID             __________

       Icon Graphic ID              __________


Guide Display
-------------

       Availability Start           (date/time)

       Availability End             (date/time)


File Info
---------

       Resolution                   1080p

       Video bit rate               kilobits per second

       Audio bit rate               kilobits per second

       Combined bit rate            kilobits per second

       Video Format                 Windows Media 10 HD

       Audio Format                 Windows Media Audio Lossless

       Frame Rate                   24, 25 (PAL) or 30 fps depending
                                    on the source material

       Key Frame Rate               Frames per Key Frame

       Length                       hours:minutes:seconds

       File Size                    Bytes

       Copyright                    __________


       Business Logic

       User Licensing Rules         __________

RE-INSTALLS: To handle customer support issues (e.g., End Users who upgrade their operating systems or have hard-drive crashes), customer service agents may in their reasonable discretion permit one (1) re-install, in the event of a bona fide hard-drive crash.

                                SECURITY SOLUTION
                                -----------------

PHYSICAL SECURITY: The equipment hosted by Company for use with Titles is located in a physically secure facility, which requires restricted badge access. The infrastructure (hosts, network equipment, etc.) hosting the NuTech data is located in a locked cage-type environment. Company's access policy is restricted to authorized operations personnel. These rooms are monitored through the use of security cameras.

NETWORK SECURITY: Company employs and will continue to employ industry standard network security protocols.

HOST SECURITY: Company employs and will continue to employ industry standard host security protocols.

CRYPTOGRAPHY: All Titles is protected by Windows Media DRM solution, version 9.0 or later.